Share Capital	12 Months Ended
Dec. 31, 2017
Equity [Abstract]
Share Capital
27.	SHARE CAPITAL

Holders of Class A Ordinary Shares and Class B Ordinary Shares are entitled to the same rights except for voting and conversion rights. In respect of matters requiring a shareholder’s vote, each Class A Ordinary Share is entitled to one vote and each Class B Ordinary Share is entitled to 10 votes. Each Class B Ordinary Share is convertible into one Class A Ordinary Share at any time by the holder. Class A Ordinary Shares are not convertible into Class B Ordinary Shares under any circumstances. Upon any transfer of Class B Ordinary Shares by a holder to any person or entity which is not an affiliate of such holder, such Class B Ordinary Shares will be automatically converted into an equal number of Class A Ordinary Shares.

In 2015, the Company issued 39,087,125 Class A and 18,250,268 Class B ordinary shares to Kingsoft for an aggregate cash consideration of US$172,012 and the Company issued 6,142,410 Class A and 10,524,257 Class B ordinary shares to Xiaomi for an aggregate cash consideration of US$50,000. In addition, the Company issued 24,668,022 Class A ordinary shares to Esta for an aggregate cash consideration of US$74,004. The Company also issued 13,098,599 Class A ordinary shares in settlement of the contingent purchase considerations.

In May 2016, the Company issued 31,996,874 Class A ordinary shares and 111,053,390 Class B ordinary shares at the subscription price of approximately US$2.712 per ordinary share, or US$16.274 per ADS to Tuspark Innovation Venture Limited.

In May 2016, the Company also issued 10,087,476 Class A ordinary shares to the sellers of certain acquired Entities in settlement of the contingent purchase considerations.